--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 17, 1997

                           KILROY REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND             COMMISSION FILE NUMBER: 1-12675        95-4598246
   (STATE OR OTHER JURISDICTION                                     (I.R.S. EMPLOYER
       OF INCORPORATION OR                                         IDENTIFICATION NO.)
          ORGANIZATION)


      2250 EAST IMPERIAL HIGHWAY, SUITE 1200, EL SEGUNDO, CALIFORNIA 90245
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 563-5500

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  The Company hereby amends Item 7 of its current reports on Form 8-K filed with the Securities and Exchange Commission on December 29, 1997 and January 20, 1998 (the "Initial Form 8-K's") to file the (i) audited combined historical summaries of certain revenues and certain expenses of the Five Acquired Properties for the year ended December 31, 1996, (ii) unaudited pro forma condensed consolidated financial information and (iii) the consent of its independent auditors. Capitalized terms used but not defined herein have the meaning given to each such term in the Initial Form 8-K's.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of properties acquired.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Kilroy Realty Corporation:

  We have audited the accompanying combined historical summary of certain revenues and certain expenses (the "Historical Summary") of the Five Acquired Properties (as described in Note 1) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Five Acquiried Properties' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Kilroy Realty Corporation as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Five Acquired Properties revenues and expenses.

  In our opinion, such Historical Summary presents fairly, in all material respects, the combined certain revenues and certain expenses described in Note 1 to the Historical Summary of the Five Acquired Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

  Our audit was conducted for the purpose of forming an opinion on the basic Historical Summary taken as a whole. The additional combining information is presented for the purpose of additional analysis of the basic Historical Summary rather than to present certain revenues and certain expenses of the individual properties and is not a required part of the basic Historical Summary. This additional combining information is the responsibility of the Five Acquired Properties' management. Such information has been subjected to auditing procedures applied in our audit of the basic Historical Summary for the year ended December 31, 1996 and, in our opinion, is fairly stated in all material respects when considered in relation to the basic Historical Summary taken as a whole.

Deloitte & Touche LLP
Los Angeles, California
January 20, 1998

                            FIVE ACQUIRED PROPERTIES

      COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

CERTAIN REVENUES:
  Rental revenues (Note 2).............................................. $4,157
  Tenant reimbursements.................................................    718
                                                                         ------
    Total certain revenues..............................................  4,875
                                                                         ------
CERTAIN EXPENSES:
  Property expenses.....................................................  1,195
  Real estate taxes.....................................................    495
                                                                         ------
    Total certain expenses..............................................  1,690
                                                                         ------
CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES.......................... $3,185
                                                                         ======



    See notes to combined historical summary of certain revenues and certain expenses.

                           FIVE ACQUIRED PROPERTIES

           NOTES TO COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES
                             AND CERTAIN EXPENSES

                         YEAR ENDED DECEMBER 31, 1996

1. BASIS OF PRESENTATION

  The combined historical summary of certain revenues and certain expenses relates to the operations of the following properties which were acquired by Kilroy Realty Corporation (the "Company") from an unaffiliated party as follows:

                                                                      DATE OF
   PROPERTY ADDRESS                              LOCATION           ACQUISITION
   ----------------                    ---------------------------- -----------
   5101 East Palm Avenue.............. Anaheim, California           12/17/97
   27141 Aliso Creek Road............. Aliso Viejo, California       12/17/97
   26242 Dimension Drive.............. Lake Forest, California       12/17/97
   16182 Gothard Street............... Huntington Beach, California  12/17/97
   13845 Alton Parkway................ Irvine, California              1/7/98

  Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical summary of certain revenues and certain expenses are not representative of the actual operations for the year presented as certain revenues and expenses which may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operations of the properties have been excluded. Revenues and expenses excluded consist of certain other income, interest, depreciation and amortization and professional fees not directly related to the future operations of the properties.

2. OPERATING LEASES

  The properties are leased to tenants under operating leases with expiration dates extending to the year 2022. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1996 are as follows:

   PERIOD ENDING
    DECEMBER 31,                                                  (IN THOUSANDS)
   -------------                                                  --------------
    1997.........................................................    $ 3,595
    1998.........................................................      2,003
    1999.........................................................      1,119
    2000.........................................................        608
    2001.........................................................        381
    Thereafter...................................................      3,149
                                                                     -------
      Total......................................................    $10,855
                                                                     =======

                            FIVE ACQUIRED PROPERTIES

   ADDITIONAL COMBINING INFORMATION OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                             5101          27141          26242        16182      13845
                         E. PALM AVE. ALISO CREEK RD. DIMENSION DR. GOTHARD ST. ALTON PKY. TOTAL
                         ------------ --------------- ------------- ----------- ---------- ------
CERTAIN REVENUES:
  Rental revenues.......    $1,225        $1,264          $368         $334       $ 966    $4,157
  Tenant
   reimbursements.......       351           219            12           21         115       718
                            ------        ------          ----         ----       -----    ------
    Total certain
     revenues...........     1,576         1,483           380          355       1,081     4,875
                            ------        ------          ----         ----       -----    ------
CERTAIN EXPENSES:
  Property expenses.....       518           335            78           70         194     1,195
  Real estate taxes.....       124           170            62           28         111       495
                            ------        ------          ----         ----       -----    ------
    Total certain
     expenses...........       642           505           140           98         305     1,690
                            ------        ------          ----         ----       -----    ------
CERTAIN REVENUES IN
 EXCESS OF CERTAIN
 EXPENSES...............    $  934        $  978          $240         $257       $ 776    $3,185
                            ======        ======          ====         ====       =====    ======




    See notes to combined historical summary of certain revenues and certain expenses.

  (b)  Pro forma financial information.

                           KILROY REALTY CORPORATION

                        PRO FORMA FINANCIAL INFORMATION

  The unaudited pro forma condensed consolidated balance sheet is presented as if the purchase of the Five Acquired Properties had occurred on September 30, 1997. Such pro forma information is based upon the balance sheet of Kilroy Realty Corporation (the "Company") at September 30, 1997.

  The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997, and the year ended December 31, 1996, were prepared as if each of the following had occurred on January 1, 1996: (i) the January 1997 initial public offering (the "IPO") and mortgage loans and use of proceeds therefrom to purchase the properties acquired in connection with the IPO and repay certain indebtedness; (ii) the transfer of the business and operations of the Kilroy Group pursuant to certain formation transactions; (iii) the August 1997 follow-on stock offering and use of proceeds therefrom to acquire properties and paydown the Company's $250 million line of credit (the "Credit Facility"); and (iv) the purchase of the Five Acquired Properties and the related assumption of a promissory note.

  These statements should be read in conjunction with the respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the transactions previously noted.

  These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to present the financial position, results of operations or cash flows for future periods.

                           KILROY REALTY CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                   KILROY REALTY
                                                        FIVE        CORPORATION
                                       KILROY REALTY  ACQUIRED       PRO FORMA
                                        CORPORATION  PROPERTIES    CONSOLIDATED
                                       ------------- ----------    -------------
                                            (A)
                ASSETS
Rental properties, net...............    $469,626     $ 49,489 (B)   $519,115
Cash and cash equivalents............      74,890      (48,589)        26,301
Restricted cash......................       4,634                       4,634
Tenant receivables, net..............       3,764                       3,764
Investment in subsidiary.............         267                         267
Escrow deposits......................       1,179                       1,179
Deferred charges and other assets,
 net.................................      18,184                      18,184
                                         --------     --------       --------
   Total.............................    $572,544     $    900       $573,444
                                         ========     ========       ========
 LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Debt................................    $104,054          900 (B)   $104,954
 Accounts payable and accrued
  expenses...........................       9,794                       9,794
 Accrued distributions...............      10,576                      10,576
 Rent received in advance and tenant
  security deposits..................      10,902                      10,902
                                         --------     --------       --------
   Total liabilities.................     135,326          900        136,226
                                         --------     --------       --------
Minority interest....................      45,120                      45,120
                                         --------     --------       --------
Stockholders' equity:
 Common stock........................         245                         245
 Additional paid-in capital..........     397,445                     397,445
 Distributions in excess of
  earnings...........................      (5,592)                     (5,592)
                                         --------     --------       --------
   Total stockholders' equity........     392,098                     392,098
                                         --------     --------       --------
   Total.............................    $572,544     $    900       $573,444
                                         ========     ========       ========


        The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         PRE-
                            KILROY                   ACQUISITION
                             GROUP    KILROY REALTY PERIOD FOR THE
                          JANUARY 1,   CORPORATION    PROPERTIES
                            1997 TO    FEBRUARY 1,     ACQUIRED
                          JANUARY 31,    1997 TO       THROUGH        FIVE                  COMPANY PRO
                             1997     SEPTEMBER 30, SEPTEMBER 30,   ACQUIRED   PRO FORMA       FORMA
                          HISTORICAL     1997(A)       1997(M)     PROPERTIES ADJUSTMENTS   CONSOLIDATED
                          ----------- ------------- -------------- ---------- -----------   ------------
REVENUES:
Rental income...........    $2,760       $35,878       $13,217       $3,118                  $   54,973
Tenant reimbursements...       275         3,441         2,499          539                       6,754
Development and
 management fees........        14                                              $   (14)(E)
Interest income.........                   2,875                                 (1,889)(F)         986
Other income............         4           454             7                                      465
                            ------       -------       -------       ------     -------      ----------
Total revenues..........     3,053        42,648        15,723        3,657      (1,903)         63,178
                            ------       -------       -------       ------     -------      ----------
EXPENSES:
Property expenses.......       579         5,999         2,309          896                       9,783
Real estate taxes.......       106         1,925         1,006          371         218 (H)       3,626
General and
 administrative
 expenses...............        78         3,652            97                      281 (I)       4,108
Ground leases...........        64           670            28                                      762
Development and
 management expenses....        46                                                  (46)(E)
Interest expense........     1,895         6,714                                 (1,945)(J)       6,664
Depreciation and
 amortization...........       787         8,404                                  3,543 (K)      12,734
                            ------       -------       -------       ------     -------      ----------
Total expenses..........     3,555        27,364         3,440        1,267       2,051          37,677
                            ------       -------       -------       ------     -------      ----------
(Loss) income from
 operations before
 equity in loss of
 subsidiary, minority
 interest and
 extraordinary gains....      (502)       15,284        12,283        2,390      (3,954)         25,501
Equity in income (loss)
 of subsidiary..........                     187                                    (30)(E)         157
Minority interest.......                  (2,231)                                  (414)(L)      (2,645)
                            ------       -------       -------       ------     -------      ----------
Net (loss) income.......    $ (502)      $13,240       $12,283       $2,390     $(4,398)     $   23,013
                            ======       =======       =======       ======     =======      ==========
Shares outstanding......                                                                     24,475,000
                                                                                             ----------
Pro forma net income per
 common
 share..................                                                                     $      .94
                                                                                             ==========

        The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                         PROPERTIES
                                          ACQUIRED
                                           THROUGH       FIVE                   COMPANY PRO
                          KILROY GROUP  SEPTEMBER 30,  ACQUIRED   PRO FORMA        FORMA
                          HISTORICAL(D)    1997(M)    PROPERTIES ADJUSTMENTS    CONSOLIDATED
                          ------------- ------------- ---------- -----------    ------------
REVENUES:
Rental income...........     $35,022       $33,546      $4,157    $   (524)(C)   $   72,201
Tenant reimbursements...       3,380         4,577         718                        8,675
Development and
 management fees........         698                                  (698)(E)
Interest income.........
Other income............          76           635                                      711
                             -------       -------      ------    --------       ----------
Total revenues..........      39,176        38,758       4,875      (1,222)          81,587
                             -------       -------      ------    --------       ----------
EXPENSES:
Property expenses.......       6,788         6,214       1,195         117 (G)       14,314
Real estate taxes.......       1,301         2,227         495         546 (H)        4,569
General and
 administrative
 expenses...............       2,383           361                   2,734 (I)        5,478
Ground leases...........         768           338                                    1,106
Development and
 management expenses....         650                                  (650)(E)
Option buy-out..........       3,150                                                  3,150
Interest expense........      21,853                               (12,968)(J)        8,885
Depreciation and
 amortization...........       9,111                                 7,516 (K)       16,627
                             -------       -------      ------    --------       ----------
Total expenses..........      46,004         9,140       1,690      (2,705)          54,129
                             -------       -------      ------    --------       ----------
(Loss) income from
 operations before
 equity in loss of
 subsidiary, minority
 interest and
 extraordinary gains....      (6,828)       29,618       3,185       1,483           27,458
Equity in (loss) of
 subsidiary.............                                                (6)(E)           (6)
Minority interest.......                                            (2,828)(L)       (2,828)
                             -------       -------      ------    --------       ----------
Net (loss) income ......     $(6,828)      $29,618      $3,185    $ (1,351)      $   24,624
                             =======       =======      ======    ========       ==========
Average number of shares
 outstanding............                                                         24,475,000
                                                                                 ----------
Pro forma net income per
 common share (K).......                                                         $     1.01
                                                                                 ==========

        The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

PRO FORMA ADJUSTMENTS


(A) Reflects Kilroy Realty Corporation unaudited condensed consolidated financial statements as of and for the eight months ended September 30, 1997.

(B) Reflects the purchase price and closing costs of the Five Acquired Properties, all of which were acquired from unaffiliated third parties, as follows:

                               PURCHASE
     PROPERTY                   PRICE                        SELLER
     --------                  --------                      ------
     5101 East Palm Avenue...  $15,314  Swede-Cal Properties, Inc.
     27141 Aliso Creek Road..   14,492  Swede-Cal Properties, Inc.
     26242 Dimension Drive...    3,520  Viking Investors of Southern California, L.P.
     16182 Gothard Street....    3,603  Viking Investors of Southern California, L.P.
     13845 Alton Parkway.....   12,560  Viking Investors of Southern California II, L.P.
                               -------
         Total...............  $49,489
                               =======

  The Five Acquired Properties will be accounted for as purchase transactions. The acquisitions were financed with approximately $48,589 of working capital and borrowings on the Credit Facility and the issuance of a $900 promissory note, which bore interest at 5% and was repaid January 1998. The cost of the properties is allocated as follows:

         Land............................ $19,796
         Buildings.......................  29,693
                                          -------
                                          $49,489
                                          =======

(C) Represents the elimination of rental income received from Kilroy
    Industries.

(D) Reflects Kilroy Group combined income statement for the year ended December 31, 1996.


(E) Represents the elimination of Kilroy Services, Inc.'s (the "Service Company") gross revenues and expenses and the recording of the equity in income of the Services Company net of income taxes.

                                                  NINE MONTHS      YEAR ENDED
                                              ENDED SEPTEMBER 30, DECEMBER 31,
                                                     1997             1996
                                              ------------------- ------------
   Development and management fees...........        $ 14            $ 698
   Development and management expenses.......         (46)            (650)
   Elimination of nonrecurring Services
    Company expenses.........................                          132
   Elimination of management fees earned on
    one of the IPO acquisition properties....                         (186)
                                                     ----            -----
   Estimated service company net loss........         (32)              (6)
                                                     ====            =====
   At 95% economic interest..................        $(30)           $  (6)
                                                     ====            =====

                           KILROY REALTY CORPORATION

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (CONTINUED)
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

(F) Represents the elimination of interest earned on excess proceeds from the IPO and the August Offering.

(G) Represents the elimination of management fees charged to the Kilroy Group by Kilroy Industries and the reclassification of expenses which previously had not been allocated to individual properties.

(H) Represents incremental property taxes on the properties acquired at the IPO and the office properties acquired subsequent to the IPO due to change of ownership.

(I) Represents the estimated incremental increases in other general and administrative expenses, including, without limitation, the incremental general and administrative expenses to be incurred as a public company, increases in other general and administrative expenses, less the effect of the reclassification of property expenses which previously had not been allocated to individual properties.

(J) Reflects reduction of interest expense associated with the mortgage debts and Credit Facility assumed to be repaid using net proceeds from the IPO and the August Offering:

                                                  NINE MONTHS      YEAR ENDED
                                              ENDED SEPTEMBER 30, DECEMBER 31,
                                                     1997             1996
                                              ------------------- ------------
   . Interest expense on the Mortgage Loans
     (fixed interest rate of 8.35% on
     $84,000 with 25-year amortization;
     variable interest rate of LIBOR plus
     1.5% on $14,000).......................        $6,090          $ 8,120
   . Interest expense on the promissory note
     issued (fixed interest rate of 5%).....            34               45
   . Amortization of Mortgage Loan issuance
     costs (8 years for $84,000 note and 18
     months for $14,000 note)...............           540              720
                                                    ------          -------
     Total pro forma interest expense.......        $6,664          $ 8,885
     Historical interest expense............         8,609           21,853
                                                    ------          -------
     Net interest expense adjustment........        $1,945          $12,968
                                                    ======          =======

(K) Represents depreciation expense calculated based on the cost of the properties acquired during the period February 1, 1997 through September 30, 1997 and the Five Acquired Properties depreciated on the straight-line method over a 35 year life.

(L) Represents the income allocated to the 10.3% minority interest in the Operating Partnership owned by the holders of units in the Operating Partnership.

(M) Reflects January 1997 operating activities of the properties acquired at the IPO, and the properties acquired during the period February 1, 1997 through September 30, 1997.

  (c) Exhibits.

 EXHIBIT NO.
 -----------
  *10.70     Purchase and Sale Agreement and Escrow Instructions, dated
             December 11, 1997, by and between Kilroy Realty, L.P. and Swede-
             Cal Properties, Inc., Viking Investors of Southern California,
             L.P. and Viking Investors of Southern California II, L.P.
   23.1      Consent of Deloitte and Touche LLP

--------
  * Previously filed as an exhibit to the Registrant's Current Report on Form 8-K (No. 1-12675) dated December 17, 1997 and incorporated herein by reference.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KILROY REALTY CORPORATION

Date: February 27, 1998
                                          By:    /s/ Ann Marie Whitney
                                             _________________________________
                                                     ANN MARIE WHITNEY
                                               Vice-President and Controller

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                              DESCRIPTION
 -------                             -----------
  23.1   Consent of Deloitte & Touche LLP
 *10.70  Purchase and Sale Agreement and Escrow Instructions, dated December
          11, 1997, by and between Kilroy Realty, L.P. and Swede-Cal
          Properties, Inc., Viking Investors of Southern California, L.P.
          and Viking Investors of Southern California II, L.P.

--------
* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K (No. 1-127675) dated December 17, 1997 and incorporated herein by reference.

                                       1